UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2002

First Midwest Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation	0-10967 (Commission File Number)	36-3161078 (IRS Employer Identification No.)

300 Park Boulevard, Suite 405, Itasca, Illinois (Address of principal executive offices)	60143 (Zip Code)
(630) 875-7450 (Registrant's telephone number, including area code) N/A (Former name and address, if changed since last report)

FIRST MIDWEST BANCORP, INC.
FORM 8-K
July 31, 2002

Item 5. Other Events

The Board of Directors of First Midwest Bancorp, Inc. has appointed Michael L. Scudder Executive Vice President and Chief Financial Officer effective August 1, 2002. Scudder will succeed Donald J. Swistowicz whose previously announced retirement is effective July 31, 2002.

Scudder, age 41, has been associated with the First Midwest for some 15 years in a variety of increasingly important financial management positions and has served since 1995 as Executive Vice President and Chief Financial Officer of First Midwest Bank, the primary banking subsidiary of First Midwest.

Item 7. Financial Statements and Exhibits

(a) and (b) not applicable

(c) Exhibit Index:

The following Items are not applicable for this Form 8-K:

Item 1.	Changes in Control of Registrant

Item 2.	Acquisition or Disposition of Assets

Item 3.	Bankruptcy or Receivership

Item 4.	Changes in Registrant's Certifying Accountant

Item 6.	Resignations of Registrant's Directors

Item 8.	Change in Fiscal Year

Item 9.	Sales of Equity Securities Pursuant to Regulation S

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Midwest Bancorp, Inc.
(Registrant)

Date: July 31, 2002	/s/ DONALD J. SWISTOWICZ
Donald J. Swistowicz Executive Vice President